Note 11 - Borrowings	12 Months Ended
Dec. 31, 2022
Notes to Financial Statements
Debt Disclosure [Text Block]

11. Borrowings

The unsecured loan is a government guaranteed loan called Canada Emergency Business Account (CEBA) of CAD$60,000 to help eligible businesses with operating costs. CAD$40,000 was received by the Company in 2020 and CAD$20,000 in 2021. This is among the business support measures introduced in the Canadian Federal Government’s COVID-19 Economic Response Plan, with the following terms:

●	the loan is interest-free and no principal repayment is required before December 31, 2023;
●	if the Company chooses to repay at least CAD$40,000 of the loan by December 31, 2023, the remaining balance will be forgiven;
●

if the loan is not repaid by the above mentioned date, it will be converted into a 2-year term loan and will be charged an interest rate of 5% per annum. Interest-only payments are required each month; and

●	at the end of the 2-year term, the entire balance of the loan is due for repayment by December 31, 2025.

In January 2022, UBS entered into an arrangement with BOQF Cashflow Finance Pty Ltd to fund the Group’s 2022 insurance premium. The total amount financed was A$1,002,404 at inception and the short-term borrowing was fully repaid in August 2022. Interest was charged at an effective annual interest rate of 1.49%. The short-term borrowing was secured by proceeds of or payable under any insurance including proceeds or refunds from the cancellation or termination of any insurance.